EXHIBIT A

NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.


No. 1                                                             $_____________

                          FUSION NETWORKS HOLDINGS INC.
                        12% CONVERTIBLE BRIDGE LOAN NOTE
                              DUE DECEMBER 31, 2000

     THIS NOTE is one of a series of duly authorized and issued notes of Fusion Networks Holdings, Inc., a Delaware corporation, having a principal place of business at 8115 NW 29th Street, Miami, FL 33122 (the "Company"), designated as its 12% Convertible Bridge Loan Notes, due December 31, 2000, in the aggregate principal amount of up to One Million Five Hundred Thousand Dollars ($1,500,000) (the "Notes").

     FOR VALUE RECEIVED, the Company promises to pay to [ ], or its registered assigns (the "Holder"), the principal sum of __________ Dollars (__________), on December 31, 2000 or such earlier date as the Notes are required or permitted to be repaid as provided hereunder (the "Maturity Date") and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note at the rate of 12% per annum, payable on the Maturity Date in cash, or, at Holder's option, in five year warrants ("the "Warrants") to purchase shares of Common Stock (as defined in Section 6) at an exercise price equal to 150% of the closing price of the Company's Common Stock on the last trading day preceding the execution of this Note. In the event that the Holder elects to receive Warrants in lieu of interest, the number of Warrants to be issued shall equal the product of (I) 50,000 multiplied by (II) the quotient determined by dividing (a) the product of (i) the principal amount of this Note multiplied by
(ii) the product of (x) the number of days elapsed from the Original Issue Date until the earlier of the Maturity Date or the Conversion Date multiplied by (y) the quotient determined by dividing 0.12 by 360, by (b) 90,000. Subject to the terms and conditions herein, the decision whether to receive interest hereunder in Warrants or cash shall be at the discretion of the Holder. Not less than ten Trading Days (as defined in Section 6) prior to the earlier of Maturity Date or the Conversion Date (as defined in Section 4(a)(I)(B)), the Holder shall provide the Company with written notice of its election to receive interest hereunder either in cash orWarrants. Failure to timely provide such written notice shall be deemed an election by the Holder to receive the interest on Maturity Date or Conversion Date, in Warrants. Interest shall be calculated on the basis on a 30 day month and shall accrue daily commencing on the Original Issue Date (as defined in Section 6) until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest hereunder will be paid to the Person (as defined in Section 6) in whose name this Note is registered on the records of the Company regarding registration and transfers of Notes (the "Note Register"). All overdue accrued and unpaid interest to be paid in cash hereunder shall entail a late fee at the rate of 18% per annum (or such lower maximum amount of interest permitted to be charged under applicable law) (to accrue daily, from the date such interest is due hereunder through and including the date of payment), payable in cash.

     This Note is subject to the following additional provisions:

     Section 1. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

     Section 2. This Note has been issued subject to certain investment representations of the original Holder set forth in the Loan Agreement (as defined in Section 6) and may be transferred or exchanged only in compliance with the Loan Agreement and the legend set forth on the face of this Note. Prior to due presentment to the Company for transfer of this Note, the Company and any agent of the Company may treat the Person (as defined in Section 6) in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     Section 3. Events of Default.

          (a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

               (i) any default in the payment of the principal of, interest on or liquidated damages in respect of, any Notes, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise);

               (ii) the Company shall fail to observe or perform any other material covenant or agreement contained in, or otherwise commit any breach of any of the Transaction Documents (as defined in Section 6), and such failure or breach shall not have been remedied within five days after the date on which notice of such failure or breach shall have been given, or any representation or warranty of the Company in a Transaction Document shall prove to have been false or incorrect at the Closing Date;

               (iii) the Company, shall commence, or there shall be commenced against the Company a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company, commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company, or there is commenced against the Company, any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company, is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company, suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company, makes a general assignment for the benefit of creditors; or the Company, shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company, shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company, shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company, for the purpose of effecting any of the foregoing;

               (iv) the Company (or any subsidiary thereof if guaranteed by the Company) shall default in any of its obligations under any other Note or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company in an amount exceeding an aggregate of one hundred thousand dollars ($100,000), whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

               (v) the Common Stock shall be delisted from the Nasdaq National Market ("NASDAQ") or suspended from trading on the NASDAQ without resuming trading and/or being relisted or thereon or listed on the New York Stock Exchange, American Stock Exchange or Nasdaq SmallCap Market (each, a "Subsequent Market") or having such suspension lifted, in either case, for more than ten Trading Days (which need not be consecutive Trading Days);

               (vi) the Company shall be a party to any Change of Control Transaction (as defined in Section 6), shall agree to sell or dispose all or in excess of 60% of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction), or shall redeem or repurchase more than a de minimis number of shares of Common Stock or other equity securities of the Company (other than redemptions of Underlying Shares (as defined in Section 6));

               (vii) the Company shall fail for any reason to deliver certificates to a Holder prior to the tenth day after a Conversion Date pursuant to and in accordance with Section 4(b) or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of any Notes in accordance with the terms hereof; or

               (viii) the Company shall fail for any reason to deliver the payment in cash pursuant to a Buy-In (as defined herein) within seven days after notice is delivered hereunder.

     (b) During the time that any portion of this Note remains outstanding, if any Event of Default occurs and is continuing, the full principal amount of this Note (and, at the Holder's option, all other Notes then held by such Holder), together with interest and other amounts owing in respect thereof, to the date of acceleration shall become, at the Holder's election immediately due and payable in cash. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

     (c) In the event that this Note is not paid in full on or before the Maturity Date, in addition to its other rights and remedies hereunder, (i) the Company will pay to the Holder a late payment fee in an amount equal to 2% of the unpaid principal balance (or such lesser maximum amount that is permitted to be paid by applicable law) for each month any amount remains unpaid following the Maturity Date, to accrue daily from the Maturity Date through and including the date of payment, and (ii) the Company will issue to the Holder one warrant for each $4.00 of principal balance of this Note remaining outstanding on the Maturity Date, which warrant shall be exercisable for a period of five years at an exercise price equal to 150% of the closing price of the Common Stock on the Maturity Date.

Section 4. Conversion.

     (a) (i) Conversion at Option of Holder. (A) This Note shall be convertible, at the option of the Holder, into securities of the Company as follows: (1) in the event that the Company completes a private placement of securities (the "Private Placement") while any portion of this Note remains outstanding, the principal amount of the Note remaining outstanding may be converted, in part or in whole, into securities of the Company on terms identical to those of the Private Placement, or (2) in the event that a Private Placement has not occurred while this Note remains outstanding, and the Holder wishes to convert the Note, then the Holder shall have the right to convert the outstanding principal balance of this Note into a number of shares of Common Stock determined by dividing (x) the outstanding principal amount of this Note to be converted by
(y) the average of the closing prices for the Company's Common Stock as quoted on the Nasdaq National Market System for the five business days prior to the Original Issue Date (subject to adjustments as set forth herein) (the "Conversion Price"). In addition to receiving such number of shares of Common Stock upon conversion of the Note, Holder will receive one warrant (the
"Conversion Warrants") for each four shares of Common Stock received on the Conversion Date. Each Conversion Warrant will be exercisable for a period of five years from the date of issuance at a price equal to 150% of the Conversion Price.

     (B) The Holder shall effect conversions by surrendering the Notes (or such portions thereof) to be converted, together with the form of conversion notice attached hereto as Exhibit A (a "Conversion Notice") to the Company. Each Conversion Notice shall specify the principal amount of Notes to be converted, the applicable Conversion Price and the date on which such conversion is to be effected, which date may not be prior to the date such Conversion Notice is deemed to have been delivered hereunder (a "Conversion Date"). If no Conversion Date is specified in a Conversion Notice, the Conversion Date shall be the date that such Conversion Notice is deemed delivered hereunder. Subject to Section 4(b), each Conversion Notice, once given, shall be irrevocable. If the Holder is converting less than all of the principal amount represented by the Note(s) tendered by the Holder with the Conversion Notice, or if a conversion hereunder cannot be effected in full for any reason, the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to such Holder (in the manner and within the time set forth in Section 4(b)) a new Note for such principal amount as has not been converted.

          (ii) Certain Conversion Restrictions. A Holder may not convert Notes hereunder to the extent such conversion would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act (as defined in Section 6) and the rules promulgated thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of the Notes held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 4.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of Notes are convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a principal amount of Notes that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date in accordance with the periods described in Section 4(b) and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

     (b) (i) Not later than three Trading Days after any Conversion Date, the Company will deliver to the Holder (i) a certificate or certificates which shall bear restrictive legends and trading restrictions (as required by the Loan Agreement) representing the number and nature of securities being acquired upon the conversion of Notes, (ii) Notes in a principal amount equal to the principal amount of Notes not converted, and (iii) if the Holder elects to receive Warrants in lieu of interest, a certificate or certificates evidencing the Warrants, or, if the Holder elects to receive cash in payment of accrued interest, a bank check in the amount of accrued and unpaid interest provided, that the Company shall not be obligated to issue certificates evidencing the securities issuable upon conversion of the principal amount of Notes until Notes are delivered for conversion to the Company, or the Holder notifies the Company that such Notes have been lost, stolen or destroyed and provides a bond (or other adequate security) reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. If in the case of any Conversion Notice such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Trading Day after a Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the principal amount of Notes tendered for conversion.

          (ii) If the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 4(b)(i) by the third Trading Day after the Conversion Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, 0.05% of the principal amount to be converted for each Trading Day after such third Trading Day until such certificates are delivered. Nothing herein shall limit a Holder's right to pursue actual damages or declare an Event of Default pursuant to Section 3 herein for the Company's failure to deliver certificates representing securities upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holders from seeking to enforce damages pursuant to any other Section hereof or under applicable law. Further, if the Company shall not have delivered any cash due in respect of conversions of Notes or as payment of interest thereon by the third Trading Day after the Conversion Date, the Holder may, by notice to the Company, require the Company to issue securities pursuant to Section 4(a), except that for such purpose the Conversion Price applicable thereto shall be the lesser of the Conversion Price on the Conversion Date and the Conversion Price on the date of such Holder demand. Any such securities will be subject to the provision of this Section.

          (iii) In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 4(b)(i) by the third Trading Day after the Conversion Date, and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Company shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder anticipated receiving from the conversion at issue multiplied by (2) the market price of the Common Stock at the time of the sale giving rise to such purchase obligation and (B) at the option of the Holder, either reissue Notes in principal amount equal to the principal amount of the attempted conversion or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its delivery requirements under Section 4(b)(i). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Notes with respect to which the market price of the Underlying Shares on the date of conversion was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In. Notwithstanding anything contained herein to the contrary, if a Holder requires the Company to make payment in respect of a Buy-In for the failure to timely deliver certificates hereunder and the Company timely pays in full such payment, the Company shall not be required to pay such Holder liquidated damages under Section 4(b)(ii) in respect of the certificates resulting in such Buy-In.

     (c) (i) If the Company, at any time while any Notes are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          (ii) If the Company, at any time while Notes are outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price at which Notes shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Closing Price determined as of the record date mentioned above, and of which the numerator shall be such Closing Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          (iii) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holders shall have the right thereafter to convert the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Note only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holders of the Notes shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Note could have been converted immediately prior to such reclassification or share exchange would have been entitled.

          (iv) All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. No adjustments in the Conversion Price shall be required if such adjustment is less than $0.01, provided, however, that any adjustments which by reason of this Section are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

          (v)  Whenever  the  Conversion  Price is  adjusted  pursuant to either
     Section 4(c)(i) or (ii), the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

          (vi) If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Notes, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the
     Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Notes during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

          (vii) In case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than 60% of the assets of the Company (on an as valued basis) in one or a series of related transactions, a Holder shall have the right to (A) if permitted under
     Section 3(b) hereof, exercise its rights of prepayment under Section 3(a) with respect to such event, (B) convert its aggregate principal amount of Notes then outstanding into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and such Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the shares of Common Stock into which such aggregate principal amount of Notes could have been converted immediately prior to such merger, consolidation or sales would have been entitled, or (C) in the case of a merger or consolidation, (x) require the surviving entity to issue convertible debentures in such face amount, as the case may be, equal to the aggregate principal amount of Notes then held by such Holder, plus all accrued and unpaid interest and other amounts owing thereon, which newly issued debentures shall have terms identical (including with respect to conversion) to the terms of this Note and shall be entitled to all of the rights and privileges of a Holder of Notes set forth herein and the agreements pursuant to which the Notes were issued (including, without limitation, as such rights relate to the acquisition, transferability, registration and listing of such shares of stock other securities issuable upon conversion thereof), and (y) simultaneously with the issuance of such convertible debentures, shall have the right to convert such instrument only into shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger or consolidation. In the case of clause (C), the conversion price applicable for the newly issued shares of convertible preferred stock or convertible debentures shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such transaction and the Conversion Price in effect immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Holders the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

     (d) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Notes, including shares underlying the Warrants and Conversion Warrants, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 4(b)) upon the conversion of the outstanding principal amount of the Notes and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, and nonassessable.

     (e) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Closing Price at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

     (f) The issuance of certificates for securities on conversion of the Notes shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Notes so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     (g) Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Company, at 8115 NW 29th Street, Miami, FL 33122 , Facsimile No.: (305) 477-6703, attention Chief Financial Officer, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of
(i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date,
(iii) four days after deposit in the United States mail, (iv) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (v) upon actual receipt by the party to whom such notice is required to be given.

Section 5. Prepayment.

     (a) The Company shall have the right at any time, upon ten Trading Days' notice to the Holders (a "Prepayment Notice" and the date such notice is received by the Holders, the "Notice Date"), to prepay, in full or in part, the principal amount of the Notes then held by the Holders at a cash price equal to the principal amount to be prepaid plus all accrued interest thereon, subject to the Holder's continuing right to receive Warrants in lieu of interest (the "Prepayment Price"). The prepayment contemplated by this Section shall occur pro rata among the Holders by reference to the original principal amount of Notes acquired by all Holders on the Original Issue Date.

     (b) The Prepayment Price is due on the tenth Trading Day following the Notice Date (the "Prepayment Date"). If any portion of the Prepayment Price shall not be paid by the Company by expiration of such tenth Trading Day, interest shall accrue thereon at the rate of 18% per annum (or the maximum rate permitted by applicable law, whichever is less) until the Prepayment Price plus all such interest is paid in full. In addition, if any portion of the Prepayment Price remains unpaid after such date, the Holders subject to such prepayment may elect, by written notice to the Company given at any time thereafter, to invalidate ab initio such prepayment, notwithstanding anything herein contained to the contrary. If a Holder elects to invalidate such prepayment the Company shall promptly, and, in any event, not later than three Trading Days from receipt of such Holder's notice of such election, return to such Holder all of the Notes for which the Prepayment Price shall not have been paid in full. Notwithstanding anything herein to the contrary, the Holders may convert any portion of the outstanding principal amount of this Note which is subject to a Prepayment Notice on or before the Prepayment Date.

     (c) If, prior to the Maturity Date, the Company receives net proceeds from the Private Placement in an amount in excess of $4.5 million (the "Excess Proceeds"), the Company shall, within five (5) business days following the receipt of such Excess Proceeds, prepay the Notes, pro rata among the Holders by reference to the original principal amount of the Notes, in an amount equal to the lesser of the Excess Proceeds or the remaining outstanding principal amount of the Notes plus accrued but unpaid interest. Such prepayment shall be applied first to the payment of any accrued but unpaid interest on the Notes and then to the outstanding principal.

     Section 6. Definitions. For the purposes hereof, the following terms shall have the following meanings:

     "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York or the State of Florida are authorized or required by law or other government action to close.

     "Change of Control Transaction" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 40% of the voting securities of the Company in a transaction or series of transactions not approved by the Board of directors of the Company, (ii) a replacement at one time or over time of more than one-half of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (iii) the merger of the Company with or into another entity that is not wholly-owned by the Company, consolidation or sale of 60% or more of the assets of the Company in one or a series of related transactions, or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

     "Closing Price" means on any particular date (a) the closing sales price per share of Common Stock on such date on the NASDAQ or on such Subsequent Market on which the shares of Common Stock are then listed or quoted, or if there is no such price on such date, then the closing sales price on the NASDAQ or on such Subsequent Market on the date nearest preceding such date, or (b) if the shares of Common Stock are not then listed or quoted on the NASDAQ or a Subsequent Market, the closing sales price for a share of Common Stock in the OTC Bulletin Board, as reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the shares of Common Stock are not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Holder, or (d) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the Holders of a majority in interest of the principal amount of Notes then outstanding.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the common stock, $.00001 par value per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Loan Agreement" means the Bridge Loan Agreement, dated as of the Original Issue Date, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

     "Original Issue Date" shall mean the date of the first issuance of the Notes regardless of the number of transfers of any Note and regardless of the number of instruments which may be issued to evidence such Note.

     "Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Trading Day" means (a) a day on which the shares of Common Stock are traded on the NASDAQ or on such Subsequent Market on which the shares of Common Stock are then listed or quoted, or (b) if the shares of Common Stock are not listed on the NASDAQ or a Subsequent Market, a day on which the shares of Common Stock are traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the shares of Common Stock are not quoted on the OTC Bulletin Board, a day on which the shares of Common Stock are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the shares of Common Stock are not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close. "Transaction Documents" shall have the meaning set forth in the Loan Agreement.

     "Underlying Shares" means the securities issuable upon conversion of Notes, shares of Common Stock underlying warrants issuable upon conversion of Notes, or the shares of Common Stock underlying warrants issuable as payment of interest in accordance with the terms hereof.

     Section 7. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein. As long as there are Notes outstanding, the Company shall not and shall cause it subsidiaries not to, without the consent of the Holders, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holders; (ii) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock or other equity securities other than as to the Underlying Shares to the extent permitted or required under the Transaction Documents; or (iii) enter into any agreement with respect to any of the foregoing; or (iv) incur additional indebtedness, other than indebtedness ranking junior to the Notes. The Company may only voluntarily prepay the outstanding principal amount on the Notes in accordance with Section 5 hereof.

     Section 8. This Note shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

     Section 9. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

     Section 10. No indebtedness of the Company, except for the 6% secured Convertible Debentures in the original principal amount of $3,000,000, is senior to this Note in right of payment, whether with respect to interest, damages or upon liquidation or dissolution or otherwise. The Company will not and will not permit any of its subsidiaries to, directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior to or pari passu with the indebtedness under this Note.

     Section 11. This Note shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to conflicts of laws thereof. The Company and the Holder hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Miami, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     Section 12. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

     Section 13. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

     Section 14. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has caused this Collateralized Convertible Bridge Loan Note to be duly executed by a duly authorized officer as of the date first above indicated.


                                                FUSION NETWORKS HOLDINGS, INC.




                                                 By:
                                                    --------------------------
                                                 Name:
                                                 Title:

                                    EXHIBIT A

                              NOTICE OF CONVERSION


(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby elects to convert the attached Note into securities of Fusion Networks Holdings Inc. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:
                                -------------------------------------------
                                Date to Effect Conversion


                                -------------------------------------------
                                Principal Amount of Notes to be Converted


                                -------------------------------------------
                                Title of Securities to be Issued


                                -------------------------------------------
                                Number of Securities to be Issued


                                -------------------------------------------
                                Conversion Price


                                -------------------------------------------
                                Signature


                                -------------------------------------------
                                Name


                                -------------------------------------------
                                Address